1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

November 27th, 2012


1ST SECURITY BANK

"Best idea wins"

Charles Ainslie
Founder Golf Savings Bank

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s prospectus and quarterly report on Form 10-Q as filed with the SEC.

SAFE HARBOR STATEMENT

Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2012 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

Agenda

- History
- Management Philosophy
- Mutual to Stock Conversion
- Footprint
- Financials
- Questions and Answers

Bank History

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004. Operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company formed named FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.


WASHINGTON CREDIT UNION
1ST SECURITY BANK
FS BANCORP, INC.
FSBW

Management Philosophy

- Live by the Core Values
- Leadership is service, not control
- Upside down pyramid
- Emphasis on collaboration
- Best idea wins
- Good to Great lessons

Core Values

- **Relationship Driven** – we strive to *"wow" (surprise, excite and delight)* each other and our customers
- **Ethical** – fair, honest, act with integrity
- **Lead by Example** – maintain a positive attitude, show respect for others, have some fun
- **Accountable** – we take our responsibilities seriously and we meet our commitments with urgency
- **Team Player** – dependable, enthusiastic contributor to team success and to greater good of the Bank
- **Embrace Dreams** – we encourage each other to reach for our dreams
- **Diversity** – we celebrate diversity and support equality for all
- **Community Oriented** – we actively support our communities and the Bank's CRA initiatives
- **Open and Honest Communication** – always professional, responsive and timely

Jim Collins' "Good to Great"

- Level 5 Leadership
- First Who…then What
- Confront the Brutal Facts
- Hedgehog Concept
- A Culture of Discipline
- Technology never the root cause
- Transformation Gradual


NATIONAL BESTSELLER
Why Some Companies Make the Leap... and Others Don't
GOOD TO GREAT
JIM COLLINS
BUILT TO LAST
JIM COLLINS GOOD TO GREAT

First Who… then What

- Get the right people on the bus (the right people don't need to be tightly managed, they are self-motivated and want to build something great)
- Get the wrong people off the bus (with the wrong people, it does not matter if you discover the right direction, you still won't build a great company)
- When in doubt, don't hire – keep looking
- When you know you need to make a people change, act
- Put your best people on your biggest opportunities, not your biggest problems
- Once you have the right people, they will debate vigorously in search of the best answers

Board of Directors

Ted Leech, *Chairman. Audit and Compensation Committees.*	Retired Univar Senior Vice President. Career responsibilities included Accounting, A/P, Information Technology, Treasury, Legal, HR, and Audit.
Mike Mansfield, *Audit and Compensation Committees.*	Former tax partner at Moss Adams where he led the firm's Business Owner Succession Services Practice. After 26 years in public accounting Mr. Mansfield established Family Fortunes, LLC Consulting Company.
Margaret Piesik, *Governance and Loan Committees.*	Retired Microsoft Senior Manager (PowerPoint Presentation Division). Ms. Piesik has since served on multiple boards and co-owns White Barn Farms.
Judith Cochrane, Secretary. *Loan and Governance Committees.*	Retired Vice President of Public Finance from Seattle-Northwest Securities. Ms. Cochrane previously served as Managing Director of Bank of America, in charge of Northwest Capital Markets. Current arbitrator for FINRA.
Joseph Zavaglia, *Compensation and Loan Committees.*	Retired Executive Vice President, Retail Banking Group, First Mutual Bank. Former Senior Vice President and Regional Manager at Bank of America with over 33 years of retail banking experience. Owner of Zavaglia Consulting.
Marina Cofer-Wildsmith, *Audit and Governance Committees.*	Retired CEO of the American Lung Association of the Northwest. Ms. Cofer-Wildsmith serves on the Puget Sound Clean Air Agency Board as well as numerous advisory boards.

Leadership Team

Joe Adams, Chief Executive Officer. Joined 2003.	Member of the Board of Directors and 9 years at the bank/credit union. Prior to joining the bank, Mr. Adams practiced law from 1985 to 2003.
Drew Ness, Chief Operations Officer. Joined 2008.	Over 20 years of banking experience. Previously Mr. Ness served as First Mutual Bank's Vice President, Admin./Operations, in the Retail Banking Group.
Steven Haynes, Chief Lending Officer. Joined 2005.	Over 25 years of banking experience. Mr. Haynes previously served as Senior Vice President – Commercial Lending at US Bank. He is also the Chairperson of Woodland Park Zoo Board's Audit Committee.
Matthew Mullet, Chief Financial Officer. Joined 2011.	Over 12 years of Financial Institution experience including 4 years as a regulator for Washington State. Previous experience as Golf Savings Bank's CFO from 2007-2010.

Leadership Team

Deanne Goff	SVP Retail Banking. Over 20 years of Retail banking experience including 16 years with 1st Security Bank.
Debbie Steck	SVP Home Lending Operations. Over 25 years of Home lending experience including 10 years with Golf Savings Bank.
Dennis O'Leary	SVP Construction and Consumer Lending. Over 25 years of lending experience. Previous experience as an SVP of construction lending at a large regional Northwest lender.
Donn Costa	SVP Home Lending Production. Over 25 years of Home lending experience including 10 years with Golf Savings Bank. 2012 President of the Seattle Mortgage Bankers Association.
Erin Burr	Enterprise Risk Management and CRA Officer. Over 13 years of banking experience including 6 years as a regulator for Washington State.

Leadership Team

Jerome Bader	VP Marketing. Over 20 years of marketing experience including being the marketing director for the second largest chamber of commerce in Washington State.
May-Ling Sowell	SVP Compliance and Audit. Over 25 years of audit and compliance experience at Puget Sound area community banks.
Shana Allen	SVP Technology and Operations. Over 24 years of banking experience and holds certifications under the ITIL framework and is a Certified Information Systems Security Professional.
Vickie Jarman	Director of Wow. Over 10 years of banking experience and Chairperson of the Employee Satisfaction Task Force. Responsible for ensuring management is living up to our core values.

IPO Raised $32.4 million Gross

1st SECURITY BANK OF WASHINGTON AND FS BANCORP, INC. ANNOUNCE COMPLETION OF CONVERSION AND STOCK OFFERING

MOUNTLAKE TERRACE, WA (July 9, 2012) – FS Bancorp, Inc. announced today that it has become the holding company for 1st Security Bank of Washington (the "Bank") in connection with the completion of the Bank's conversion from the mutual to stock form of organization. FS Bancorp has also completed its related public stock offering. FS Bancorp's common stock (CUSIP Number 30263Y 104) will begin trading on the NASDAQ Capital Market under the symbol "FSBW" on July 10, 2012.

FS Bancorp sold 3,240,125 shares of common stock at $10.00 per share, for gross offering proceeds of $32,401,250. The offering was oversubscribed in the first category of the subscription offering by eligible account holders, whose valid orders were filled in accordance with the allocation procedures described in the prospectus and as set forth in the Bank's plan of conversion. Neither supplemental eligible account holders as of March 31, 2012, nor any other subscribers had their orders filled.

1st Security Bank Footprint


Print | Download To GPS
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Map
Satellite
Sequim
Townsend
Port Hadlock-Irondale
Whidbey Island
North Marysville
Lake Stevens
Paine Field-Lake
Monroe
Puget Sound
Richmond Highlands
Woodinville
Ballard
Silverdale
Bainbridge Island
Chico
Seattle
Newport Hills
Issaquah
Snoqualmie
North Bend
Shorewood
SeaTac
Belfair
Kent
Covington
Federal Way
Gig Harbor
University Place
Puyallup
Enumclaw
Buckley
Shelton
Lakewood
South Hill
Spanaway
Orting
Graham
Olympia
Yelm
Map data ©2012 Google - Terms of Use Report a map error

Poulsbo

Edmonds

Lynnwood

Canyon Park

Overlake

Puyallup

Administrative Office

Capitol Hill Branch projected opening in 2nd quarter of 2013.

Northwest Economy



- Jobs, Jobs, Jobs.
- Housing and Home Building.
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, Russell, and Nordstrom.
- Bank footprint projected employment growth of 1.7% per year for the next 10 years.
- Population growth, income growth, and housing affordability.

Snohomish County 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: June 30, 2012

1st Security Bank	$340,911
Coastal Community Bank	$339,048
UniBank	$182,609
Pacific Crest Savings Bank	$152,648
The Bank of Washington	$133,538
Prime Pacific Bank, NA	$124,622
Mountain Pacific Bank	$115,970

Information from the FDIC's Statistics on Financial Institution as of 11/23/2012.

*Indicates a financial institution no longer chartered in Snohomish County.

Financial History

Summary Data from 2008.
Data prior to September 30, 2012 is reported for the Bank only.

	9/30/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Loans	$259,157	$217,131	$230,822	$231,441	$222,974
Total Assets	$341,213	$283,793	$292,334	$281,836	$255,368
Total Deposits	$274,824	$246,418	$243,957	$230,985	$216,056
Total Equity	$59,372	$26,767	$24,795	$23,315	$27,862
Net Income*	$4,223	$1,545	$1,602	$(4,574)	$(3,804)

*Net Income for 9/30/2012 is reported year to date.

Numbers presented in thousands (000's)

Numbers presented in thousands (000's)

Balance Sheet

As of September 30, 2012

Cash and Cash Equivalents	$12,177
Securities AFS at Fair Value	38,794
Loans Held for Sale	8,511
Loans Receivable, Net	259,157
Other Real Estate Owned	2,321
Premises and Equipment, Net	12,448
Other Assets*	7,805
TOTAL ASSETS	**341,213**
Total Deposits	274,824
Borrowings	4,100
Other Liabilities	2,917
TOTAL LIABILITIES	**281,841**
TOTAL EQUITY	**59,372**

As of December 31, 2011

Cash and Cash Equivalents	$19,253
Securities AFS at Fair Value	26,899
Loans Held for Sale	0
Loans Receivable, Net	217,131
Other Real Estate Owned	4,589
Premises and Equipment, Net	9,852
Other Assets*	6,069
TOTAL ASSETS	**283,793**
Total Deposits	246,418
Borrowings	8,900
Other Liabilities	1,708
TOTAL LIABILITIES	**257,026**
TOTAL EQUITY	**26,767**

***Includes FHLB Stock, accrued interest receivable, deferred tax asset, and other assets.**

Income Statement

Nine months ending September 30, 2012

Interest Income	$13,642
Interest Expense	1,832
Net Interest Income	**11,810**
Provision for Loan Losses	1,695
NII after Provision	**10,115**
Noninterest Income	3,324
Noninterest Expense	11,539
Income Pre Tax Provision	**1,900**
Benefit for Income Tax	2,323
Net Income	**$4,223**

Nine months ending September 30, 2011

Interest Income	$12,307
Interest Expense	2,326
Net Interest Income	**9,981**
Provision for Loan Losses	1,652
NII after Provision	**8,329**
Noninterest Income	1,705
Noninterest Expense	8,801
Income Pre Tax Provision	**1,233**
Benefit for Income Tax	0
Net Income	**$1,233**

Numbers presented in thousands (000's)

Selected Financial Ratios from UBPR

Data is annualized where applicable based upon reported year to date results.

	9/30/2012	12/31/2011	9/30/2011
Return on Assets	1.80%	0.56%	0.60%
Net Interest Margin	5.44%	5.26%	5.24%
Efficiency Ratio	74.37%	73.84%	73.91%
Net Loans & Leases to Deposits	92.88%	87.55%	89.86%
Non-Curr LNS+OREO to LNS+OREO	1.61%	3.03%	3.16%
ALLL/Total Loans and Leases not HFS	1.65%	1.97%	2.15%
Tier One Leverage Capital (Bank)	13.21%	9.30%	9.57%

Ratios represent "bank only" ratios from the Uniform Bank Performance Report. Financial ratios at the Holding company exist after the initial public offering on July 9, 2012.

Loan Portfolio Composition

As of September 30, 2012


23%
12%
22%
43%
1-4 Family Real Estate Loans
Commercial Real Estate Loans
Consumer Loans
Commercial Business Loans

As of December 31, 2011


20%
10%
18%
52%
1-4 Family Real Estate Loans
Commercial Real Estate Loans
Consumer Loans
Commercial Business Loans

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans including HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 9/30/2012

Type	Percentage of Gross Loans including HFS
Consumer Lending	43%
Commercial Real Estate	22%
Business Lending	23%
Residential Lending	12%
TOTAL	100%

Actual 12/31/2011

Type	Percentage of Gross Loans including HFS
Consumer Lending	52%
Commercial Real Estate	18%
Business Lending	20%
Residential Lending	10%
TOTAL	100%

Consumer lending consists of indirect dealer loans and branch consumer loans. Commercial real estate consists of owner and non owner occupied real estate and residential construction. Business lending includes C+I loans as well as warehouse lending. Residential includes all 1-4 family residential liens including home equity and held for sale.

Nonperforming Assets


$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Non Accrual Loans
OREO
Repo'd Property
30-Sep-11
31-Dec-11
30-Sep-12

Numbers reported in thousands (000's)

Deposit Stats

Quarter end September 30, 2012


$24,569
$56,348
$73,118
$120,789
Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
Numbers reported in (000's)

Quarter end December 31, 2011


$22,774
$39,923
$73,132
$110,589
Checking
MMDA and Savings
CD's less than $250,000
CD's $250,000+
Numbers reported in (000's)

Prospectus Plan Highlights

- Growing and diversifying our loan portfolio.
- Maintaining and improving asset quality.
- Emphasizing lower cost core deposits to reduce the costs of funding our loan growth.
- Capturing our customers full relationship by offering a wide range of products and services.
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs.

Book Value Per Share

- Book value per share as reported on September 30, 2012 reflects $18.32 per share.
- Earnings per share in the 3rd quarter reflect $1.03 per share including $0.72 of deferred tax asset provision reversal benefit.
- Reported shares include 259,210 of unallocated Employee Stock Ownership Plan shares.
- Price per share as of November 20, 2012 at $12.48.
- Price to Book value as of November 20, 2012 at 68% using a share price of $12.48.

FS Bancorp, Inc.

	Reported	As of Date
YTD Net Income before Income Tax*	$1,900	9/30/2012
Return on Average Assets**	1.81%	9/30/2012
Return on Average Assets w/o DTA**	0.81%	9/30/2012
Net Interest Margin**	5.39%	9/30/2012
Return on Average Equity**	15.90%	9/30/2012
Non Performing Assets to Total Assets***	1.30%	9/30/2012
Holding Company Tier 1 Capital	$56,696	9/30/2012
Holding Company Tier 1 Leverage Ratio	16.8%	9/30/2012
Price to Book	68%	11/20/2012

*Earnings excluding DTA provision reversal.
**Annualized.
***Includes nonaccrual loans, OREO, and repossessed assets.

Numbers reported in thousands (000's)

Questions?
Contact Information

Joseph C. Adams
joea@fsbwa.com
Chief Executive Officer
425-697-8048

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
425-697-8026

6920 220th Street Southwest
Mountlake Terrace,
Washington 98043